UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant ☑

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐           Preliminary Proxy Statement
☐           Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐           Definitive Proxy Statement
☑           Definitive Additional Materials
☐           Soliciting Material Pursuant to Rule 240.14a-12
ZOOM TELEPHONICS, INC.

 (Name of Registrant as Specified in Its Charter)

Not Applicable

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)
Payment of Filing Fee (Check the appropriate box):

☑           No fee required
☐           Fee computed on table below per Exchange Act Rules 14a- 6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

☐           Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

           (1) Amount Previously Paid:

           (2) Form, Schedule or Registration Statement No.:

           (3) Filing Party:

           (4) Date Filed:

ZOOM TELEPHONICS, INC.
207 South Street
Boston, MA 02111

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS FOR THE
2014 ANNUAL MEETING OF STOCKHOLDERS OF ZOOM TELEPHONICS, INC.
TO BE HELD ON THURSDAY, JUNE 26, 2014

Dear Stockholder:

The 2014 Annual Meeting of Stockholders of Zoom Telephonics, Inc. (the “Company”) will be held at the headquarters of Zoom Telephonics, 207 South Street, Boston, Massachusetts 02111 on Thursday, June 26, 2014 at 10:00 a.m.  The location is near South Station in downtown Boston.

These proposals will be considered at the Annual Meeting:

1.	To elect five (5) Directors to serve for the ensuing year and until their successors are duly elected.

2.	To ratify the appointment of Marcum LLP as the Company’s independent registered public accounting firm for its fiscal year ending December 31, 2014.

3.	Advisory vote to approve the compensation of the Company’s named executive officers (the “say-on-pay” vote).

The Board of Directors recommends a vote FOR the nominees as Directors and for all other proposals.

The Board of Directors has fixed the close of business on April 29, 2014 as the record date (the “Record Date”) for the determination of stockholders entitled to receive notice of and to vote at the Annual Meeting or any adjournment or postponement thereof.

This Notice is being mailed to stockholders on or about May 9, 2014.

This Notice also constitutes notice of the 2014 Annual Meeting of Stockholders of the Company.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on June 26, 2014

The following Proxy Materials are available for you to review online at www.edocumentview.com/ZMTP

●	the Company’s 2014 Proxy Statement (including all attachments thereto);
●	the Company Annual Report for the year ended December 31, 2013 (which is not deemed to be part of the official proxy soliciting materials); and
●	any amendments to the foregoing materials that are required to be furnished to stockholders.

2

If you are a stockholder of record, you may request a paper copy of the Proxy Materials by calling (866) 641-4276; or you may request a paper or email copy by emailing to investorvote@computershare.com  or by logging onto www.investorvote.com/ZMTP .

There is no charge to you for a copy. For timely delivery, you should make your request for a copy on or before June 17, 2014.

Please note that this notice is not a form for voting and presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

Stockholders of record as of the Record Date are encouraged and cordially invited to attend the Annual Meeting. Directions to attend the meeting where you may vote in person can be found on our website, www.zoomtel.com/about/directions.html.

Stockholders will be deemed to be present in person and to vote at the Annual Meeting by requesting a paper or e-mail copy of the Proxy Card, and either mailing it back or voting by Internet or telephone in accordance with the instructions on the proxy card.  You will be asked to enter your control number, which is on the printed notice that comes with shareholder materials.

If you hold your shares with a bank or broker (in “street name”) you will receive a notice indicating how to request a paper copy of the Proxy Materials.  Most banks and brokers use Broadridge, and in that case you may call 1-800-579-1639.  Alternately, you may request a paper or email copy by emailing to sendmaterial@proxyvote.com or by logging onto www.proxyvote.com.  However, for some shareholders this may not be the case.  Therefore, it’s important to review your individual notice for the specific details.

Thank you for voting your shares.

Frank Manning
President

3